UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 15, 2011

Network-1 Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 1018, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     OTHER EVENTS

On September 19, 2011, Network-1 Security Solutions, Inc. (the “Company”) issued a press release announcing that it has initiated patent litigation against 16 data networking equipment manufacturers in the United States District Court for the Eastern District of Texas, Tyler Division, for infringement of its Remote Power Patent (United States Patent No. 6,218,930).  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number                     Description

99.1*	Press Release, dated September 19, 2011

* Attached hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 SECURITY SOLUTIONS, INC.

Dated: September 20, 2011	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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